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                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - January 8, 1998



                           MELLON  BANK  CORPORATION
              (Exact name of registrant as specified in charter)


        Pennsylvania                1-7410                       25-1233834
(State or other jurisdiction     (Commission                  (I.R.S. Employer
     of incorporation)           File Number)                Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania                 15258
                   (Address of principal executive offices)       (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         By press release dated January 8, 1998, Mellon Bank Corporation ("Mellon") and its mutual fund company, The Dreyfus Corporation, and BICECORP S.A. (BICECORP) announced a strategic alliance through which Mellon and BICECORP will create joint ventures involving three BICECORP subsidiaries.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description
Number

99.1 Mellon Bank Corporation Press Release, dated January 8, 1998, announcing the matter referenced in Item 5 above.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION


Date:  January 12, 1998       By:  /s/ STEVEN G. ELLIOTT
                                   Steven G. Elliott
                                   Vice Chairman, Chief Financial Officer
                                   & Treasurer
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                                 EXHIBIT INDEX


Number                        Description                    Method of Filing
99.1                          Press Release dated            Filed herewith
                              January 8, 1998